SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2003



                                 FIBERCORE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Nevada                    000-21823                 87-0445729
--------------------------------------------------------------------------------
      (STATE OR OTHER        (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      JURISDICTION OF                                     IDENTIFICATION NO.)
      INCORPORATION)



           253 Worcester Road, P.O. Box 180                      01507
                     Charlton, MA
--------------------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



       Registrant's telephone number, including area code (508) 248-3900



                                 Not Applicable
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

On May 19, 2003, FiberCore, Inc. issued the press release attached hereto as
Exhibit 99.1.

On May 22, 2003, FiberCore, Inc. issued the press release attached hereto as
Exhibit 99.2.

On May 27, 2003, FiberCore, Inc. issued the press release attached hereto as
Exhibit 99.3.






EXHIBIT NUMBER          DESCRIPTION

Exhibit 99.1            Press Release dated May 19, 2003

Exhibit 99.2            Press Release dated May 22, 2003

Exhibit 99.3            Press Release dated May 27, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       FIBERCORE, INC.



                                       By:     /s/ Robert P. Lobban
                                           -------------------------------------
                                           Name:   Robert P. Lobban
                                           Title:  Chief Financial Officer and
                                                   Treasurer

Date:  May 28, 2003